APPENDIX A

(UPDATED  AS  OF  MARCH  8,  2011)
OPEN-END  FUNDS

TRUST                 FUND                   EFFECTIVE DATE/INITIAL TERM DATE
--------------------------------------------------------------------------------
Pioneer Bond Fund     Pioneer Bond Fund      Effective  Date:  July  1,  2008
                                             Initial Term: July 1, 2008-December
                                             31, 2009
--------------------------------------------------------------------------------
Pioneer Emerging      Pioneer Emerging       Effective  Date:  July  1,  2008
Markets Fund          Markets Fund           Initial Term: July 1, 2008-
                                             December 31, 2009
--------------------------------------------------------------------------------
Pioneer Equity        Pioneer Equity         Effective  Date:  July  1,  2008
Income Fund           Income Fund            Initial Term: July1, 2008-
                                             December 31, 2009
--------------------------------------------------------------------------------
Pioneer Equity        Pioneer Equity         Effective  Date:  July  1,  2008
Opportunity Fund      Opportunity Fund       Initial Term: July 1, 2008-
                                             December 31, 2009
--------------------------------------------------------------------------------
Pioneer Fund          Pioneer Fund           Effective  Date:  July  1,  2008
                                             Initial Term: July 1, 2008-
                                             December 31, 2009
--------------------------------------------------------------------------------
Pioneer High          Pioneer High           Effective  Date:  July  1,  2008
Yield  Fund           Yield  Fund            Initial Term: July 1, 2008-
                                             December 31, 2009
--------------------------------------------------------------------------------

Pioneer  Ibbotson     Pioneer Ibbotson       Effective Date: July 1, 2008
Asset Allocation      Aggressive Allocation  Initial Term: July 1, 2008-
Series                Fund*                  December 31, 2009
                      ----------------------------------------------------------
                      Pioneer Ibbotson       Effective Date: July 1, 2008
                      Conservative           Initial Term: July 1, 2008-
                      Allocation Fund*       December 31, 2009
                      ----------------------------------------------------------
                      Pioneer Ibbotson       Effective Date: July 1, 2008
                      Growth Allocation      Initial Term: July 1, 2008-
                      Fund*                  December 31, 2009
                      ----------------------------------------------------------
                      Pioneer Ibbotson       Effective Date: July 1, 2008
                      Moderate Allocation    Initial Term: July 1, 2008-
                      Fund*                  December 31, 2009
--------------------------------------------------------------------------------
Pioneer Independence  Pioneer Independence   Effective Date: July 1, 2008
Fund                  Fund                   Initial Term: July 1, 2008-
                                             December 31, 2009
--------------------------------------------------------------------------------
Pioneer Mid Cap       Pioneer Mid Cap        Effective Date: July 1, 2008
Value Fund            Value Fund             Initial Term: July 1, 2008-
                                             December 31, 2009
--------------------------------------------------------------------------------
Pioneer Money        Pioneer Cash Reserves   Effective Date: July 1, 2008
Market Trust         Fund                    Initial Term: July 1, 2008-
                                             December 31, 2009
--------------------------------------------------------------------------------


*Certain  accounting  services  provided  by  a  third  party.

Pioneer Real         Pioneer Real                  Effective Date: July 1, 2008
Estate Shares        Estate Shares                 Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------------------------------------------
Pioneer Research     Pioneer Research              Effective Date: July 1, 2008
Fund                 Fund                          Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------------------------------------------
Pioneer Series       Pioneer Oak Ridge             Effective Date: July 1, 2008
Trust I              Large Cap Growth Fund         Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Oak Ridge             Effective Date: July 1, 2008
                     Small Cap Growth Fund         Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Select Mid            Effective Date: May 15, 2009
                     Cap Growth Fund               Initial Term: May 15, 2009-
                                                   December 31, 2010
--------------------------------------------------------------------------------

Pioneer Series       Pioneer AMT-Free              Effective Date: July 1, 2008
Trust II             Municipal Fund                Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Growth                Effective Date: July 1, 2008
                     Opportunities Fund            Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Tax Free              Effective Date: July 1, 2008
                     Money Market Fund             Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------------------------------------------
Pioneer Series       Pioneer Cullen                Effective Date: July 1, 2008
Trust III            Value Fund                    Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------------------------------------------

Pioneer Series       Pioneer Classic               Effective Date: July 1, 2008
Trust IV             Balanced Fund                 Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Government            Effective Date: July 1, 2008
                     Income Fund                   Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Treasury              Effective Date: July 1, 2008
                     Reserves Fund                 Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------------------------------------------

Pioneer Series       Pioneer Global                Effective Date: July 1, 2008
Trust V              Equity Fund                   Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer High Income           Effective Date: July 1, 2008
                     Municipal Fund                Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Disciplined           Effective Date: July 1, 2008
                     Growth Fund                   Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Disciplined           Effective Date: July 1, 2008
                     Value Fund                    Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------------------------------------------

Pioneer Series       Pioneer Floating              Effective Date: July 1, 2008
Trust VI             Rate Fund                     Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Multi-Asset           Effective Date: March 5, 2010
                     Real Return Fund              Initial Term: March 5, 2010-
                                                   December 31, 2011
-------------------------------------------------------------------------------
Pioneer Series       Pioneer Global                Effective Date: July 1, 2008
Trust VII            High Yield Fund               Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Global                Effective Date: July 1, 2008
                     Aggregate Bond Fund           Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------------------------------------------
Pioneer Series       Pioneer International         Effective Date: July 1, 2008
Trust VIII           Value Fund                    Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------------------------------------------
Pioneer Series       Pioneer Absolute Return       Effective Date: March 8, 2011
Trust X              Credit Fund                   Initial Term: March 8, 2011-
                                                   December 31, 2012
--------------------------------------------------------------------------------
                     Pioneer Fundamental Growth    Effective Date: July 1, 2008
                     Fund                          Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------------------------------------------
                     Pioneer Multi-Asset Floating  Effective Date: March 8, 2011
                     Rate Fund                     Initial Term: March 8, 2011-
                                                   December 31, 2012
--------------------------------------------------------------------------------
Pioneer Short        Pioneer Short                 Effective Date: July 1, 2008
Term Income Fund     Term Income Fund              Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------------------------------------------
Pioneer Strategic    Pioneer Strategic             Effective Date: July 1, 2008
Income Fund          Income Fund                   Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------------------------------------------
Pioneer Value        Pioneer Value                 Effective Date: July 1, 2008
Fund                 Fund                          Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------------------------------------------

Pioneer Variable     Pioneer Bond VCT              Effective Date: July 1, 2008
Contracts Trust      Portfolio                     Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Cullen Value          Effective Date: July 1, 2008
                     VCT Portfolio                 Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Emerging Markets      Effective Date: July 1, 2008
                     VCT Portfolio                 Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Equity Income         Effective Date: July 1, 2008
                     VCT Portfolio                 Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Fund                  Effective Date: July 1, 2008
                     VCT Portfolio                 Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Growth Opportunties   Effective Date: July 1, 2008
                     VCT Portfolio                 Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer High Yield            Effective Date: July 1, 2008
                     VCT Portfolio                 Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Ibbotson Growth       Effective Date: July 1, 2008
                     Allocation VCT Portfolio*     Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Ibbotson Moderate     Effective Date: July 1, 2008
                     Allocation VCT Portfolio*     Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Mid Cap Value         Effective Date: July 1, 2008
                     VCT Portfolio                 Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------
                     Pioneer Money Market          Effective Date: July 1, 2008
                     VCT Portfolio                 Initial Term: July 1, 2008-
                                                   December 31, 2009
                     -----------------------------------------------------------


*Certain  accounting  services  provided  by  a  third  party.

                     Pioneer Real Estate Shares    Effective Date: July 1, 2008
                     VCT Portfolio                 Initial Term: July 1, 2008-
                                                   December 31, 2009

                     Pioneer Strategic Income      Effective Date: July 1, 2008
                     VCT Portfolio                 Initial Term: July 1, 2008-
                                                   December 31, 2009


CLOSED-END  FUNDS

TRUST                                        EFFECTIVE DATE/INITIAL TERM DATE
-----------------------------------------------------------------------------
Pioneer Diversified High Income Trust* **    Effective Date: November 1, 2009
                                             Initial Term: November 1, 2009-
                                             December 31, 2009
--------------------------------------------------------------------------------
Pioneer Floating Rate Trust* **              Effective Date: November 1, 2009
                                             Initial Term: November 1, 2009-
                                             December 31, 2009
--------------------------------------------------------------------------------
Pioneer High Income Trust* **                Effective Date: November 1, 2009
                                             Initial Term: November 1, 2009-
                                             December 31, 2009
--------------------------------------------------------------------------------
Pioneer Municipal High Income Trust* **      Effective Date: November 1, 2009
                                             Initial Term: November 1, 2009-
                                             December 31, 2009
--------------------------------------------------------------------------------
Pioneer Municipal High Income                Effective Date: November 1, 2009
Advantage Trust* **                          Initial Term: November 1, 2009-
                                             December 31, 2009
--------------------------------------------------------------------------------

*  Certain  accounting  services  provided  by  a  third  party.

** The Fund reimburses the Administrator its pro rata share, based on the Fund's average daily managed assets, of the Administrator's costs of providing the services under this Agreement.

                         THE PIONEER TRUSTS LISTED ON APPENDIX A On behalf of the Funds named therein


                         By:       /s/ Christopher J. Kelley
                                   ----------------------------
                         Name:     Christopher  J.  Kelley
                         Title:    Assistant  Secretary



                         PIONEER  INVESTMENT  MANAGEMENT,  INC.


                         By:      /s/ Mark D. Goodwin
                                  -----------------------------
                         Name:    Mark D. Goodwin
                         Title:   Executive Vice President